UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/08-4/30/09

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

APRIL 30, 2009

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

www.thomaswhite.com

Visit our new website and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

Global Players

Join us each week as Global Players profiles some of the individuals that are acting as instruments of change on the global financial stage. With a focus on people in the news and influential decision makers, our readers will be introduced to new perspectives on business and market developments through the lens of these global icons.*

Monthly Economic Reviews

Our Monthly Economic Reviews provide analytical updates on economic and capital market developments in the Americas, Europe, Asia Pacific, and the Middle East/ Africa. Each month, these reviews canvass a wide sphere of economic and financial activity ranging from monetary policy actions and industry and sector analyses to monthly data on the performance of stock markets from the four regions. Comprehensive yet concise, these reports offer readers an overview of the major happenings that capture the attention of investors around the world.

The Green Report

The professionals at Thomas White are committed to a cleaner, greener earth, unarguably essential for sustainable long-term development. As we move towards an increasingly integrated and globalized world, our Green Report underscores initiatives across the globe that address environmental concerns for a better future.

Covering the world’s financial markets	www.thomaswhite.com

*Image Credit: The Agencia Brasil

THOMAS S. WHITE, JR.

The Fund’s President and Portfolio Manager

Thomas White is the Funds’ President and Portfolio Manager. He has 43 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing

Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 4,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhite.com

Message to Shareholders

June 25, 2009

Dear Shareholders and Friends,

We are delighted to welcome our many new shareholders. You join a growing number of individuals who have entrusted us to manage a portion of their savings. Our response has been to expand the number of our research analysts. These professionals unearth the investment opportunities that drive our performance. We are also committed to continually improving our level of service and communications to you and your financial advisor. The content and features on our Thomas White Global Investing website are growing weekly in response to many of your suggestions.

			Developed Markets			Emerging Markets
		World	USA	Europe#	Japan	China	India	Brazil	Russia
Region/Country	2008*	100.0%	20.7%	22.1%	6.4%	11.4%	4.8%	2.8%	3.2%
Weight in the World Economy	Rank	-	2	1	4	3	5	10	8
World Population	Rank	-	4	3	12	1	2	6	10
World Land Mass	Rank	-	3	7	64	4	8	5	1
Economic Growth	2008	3.2%	1.1%	1.1%	-0.6%	9.0%	7.3%	5.1%	5.6%
(Annual Rate)	2009	-1.3%	-2.8%	-4.0%	-6.2%	6.5%	4.5%	-1.3%	-6.0%
	2010	1.9%	0.0%	-0.3%	0.5%	7.5%	5.6%	2.2%	0.5%
Inflation Rate	2008	4.5%	3.8%	3.7%	1.4%	5.9%	8.3%	5.7%	14.1%
(Annual Rate)	2009	1.3%	-0.9%	0.8%	-1.0%	0.1%	6.2%	4.8%	12.9%
	2010	1.8%	-0.1%	0.8%	-0.6%	0.7%	4.0%	4.0%	9.9%
Government Spending	2008	-2.5%	-6.1%	-1.9%	-5.6%	-1.0%	-9.0%	-1.8%	4.1%
Surplus/Deficit	2009	-7.9%	-13.6%	-5.6%	-9.9%	-4.2%	-10.0%	-2.1%	-7.4%
(% of GDP)	2010	-6.0%	-9.7%	-6.1%	-9.8%	-4.0%	-8.0%	-1.6%	-5.2%
Import Export Balance	2008	0.4%	-4.7%	-1.1%	3.2%	10.0%	-2.8%	-1.8%	6.1%
Surplus Deficit	2009	0.1%	-2.8%	-1.3%	1.5%	10.3%	-2.5%	-1.8%	0.5%
(% of GDP)	2010	0.3%	-2.8%	-1.2%	1.2%	9.3%	-2.6%	-1.8%	1.4%

* A country’s weight within the world economy is based on its 2008 PPP GDP (source IMF).

# European Union

Data for 2009 and 2010 are projections.

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Banks Stabilize; Signs of Early Recovery

In last December’s message, 2008: The Year America had to Face Financial Reality (http://www.thomaswhite.com/pdf/2008-annual-report.pdf), we discussed the reasons behind the fall in the economy and concluded “We are assuming that each new coming crisis will be contained and a modest recovery begins in late 2009 or early 2010.” The “green shoots” seen today represent the beginning of a tepid recovery in the U.S. and the World (see projections box). The nation’s monetary and fiscal stimulus programs, enacted to support the banking system and partially replace declining corporate and consumer demand, have halted the economy’s free fall.

However, in our opinion, the recovery will be restrained by the excessive debt levels, which caused this financial crisis. Accumulated over decades, it will take many years of expense cutbacks and increased saving to bring these debt ratios to healthy levels. Moreover, it is our belief that the current level of stimulus supporting this recovery is not sustainable. There are limits on the extent to which the United States government can borrow to stimulate growth, an area of deep concern for America’s largest creditors, China and the Arab oil producing nations. This was reflected in recent Treasury auctions where the 10-year note climbed from 2.04% in December to 3.47% in May 2009.

Recovery Could Mean a Weaker Dollar

Last December’s message also explained our views on the U.S. dollar: “Longer term, we feel the dollar is very vulnerable. The U.S. current account deficit is currently being reduced by falling commodity prices and interest rates, but this will be reversed as the economy recovers. As far as Washington’s fiscal deficit is concerned, it is growing by the trillions. While flooding the system with cash may now be the correct policy in this emergency, simple logic suggests this may eventually cause high inflation and significant weakness in the dollar.” The U.S. dollar advanced until early March as borrowers deleveraged, but since then, a hint of economic recovery has caused a stock market rally, as well as the Euro and other previously weak currencies to advance. Sterling, which had declined 6% in the first quarter, is now up 11% YTD against the dollar. The Euro, down 10% in the first quarter, has recovered to positive 1% YTD.

Important Multi-decade Trends

Given that our Funds are designed for investors whose savings and investment horizons often span decades, our research professionals feel it is important to quickly identify new multi-decade trends that will influence the performance of global companies.

This Shareholder Message focuses on major trend changes that we feel will shape investment returns in the coming decades.

1) Deleveraging Implies Lower Returns

It appears we have just completed a long global credit contraction-expansion cycle. The current deleveraging phase of this new cycle could last over 10 years (Please see: San Francisco Federal Reserve Paper, http://www.frbsf.org/publications/economics/letter/2009/el2009-16.html). The next ten-year period will probably have below average GDP growth

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(averaging 2.0% vs. a normal 3.5%). Interest rates may slowly rise higher with each recovery peak in the business cycle, which would imply fixed-income returns would be sub-par. Inflation is typically subdued during these slower growth periods. Equity returns could also be below normal (6%-8%) during this deleveraging period, but opportunities will arise during volatile bull and bear market moves. As they have over the long-term, equity returns for the entire period will probably surpass bond returns, which will be above 90-day T-bills returns.

2) Asia and the West Must Swap Economic Growth Models

The Asian Economic Growth Model (e.g., China) that stressed capital investments and exporting, and deemphasized domestic consumption and social expenditures on health care, education, environment and retirement benefits, must now reverse course out of necessity. Simply put, the West can no longer afford the exports. Conversely, western nations (e.g., the U.S.), who have put short-term consumer satisfaction ahead of investing for long-term growth, have lost their ability to produce competitive exports. Starting wealthier, these nations borrowed massive amounts of money from Asian and oil producing countries, to put off sacrifices needed to support their long-term competitiveness. Now, with their creditworthiness deteriorating, borrowing from abroad is clearly unsustainable. Through the realities of the marketplace, the West is being forced to live within its means. It now needs to adopt the very model that Asia is now abandoning.

In the past, similar situations, which required this type of shift, triggered trade wars and military conflicts. But in the present day crisis, nations have reacted with genuine cooperation, working together to deal with the banking crisis and to stimulate the world economy. This behavior is a strong plus, and something everyone should be truly thankful for. Nevertheless, reversing the Chinese and American national business models will have the effect of slowing global GDP growth over the next decade.

3) Technology will Bring Positive Surprises

The semiconductor, the P.C., the Internet, and GPS - these inventions drove both business growth and increased profitability. Although one cannot project in advance what specific inventions and breakthroughs will emerge in the future, we do feel they will occur even faster going forward.

4) Energy and Environmental Challenges

Despite the major research efforts being made to discover environmentally-friendly alternatives to fossil fuels, our analysts suggest there is no instant cure on the horizon. Even slow progress will require seismic changes in American life styles and massive front-end government and private sector investments. This effort suggests that long-term growth will be dampened, especially in the U.S. where required measures have been avoided for so long. As always, our role is to identify companies that could benefit from these changes. Please read the Energy Information Administration’s 2009 Annual

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Energy Outlook for a detailed explanation of its 2030 projections (http://www.eia.doe.gov/oiaf/aeo/index.html).

5) Population Growth Matters

Negative population growth rates in Europe, Russia and Japan are now slowing their economic growth and will do so even more in the coming years. While the UN projects the world’s population will expand a healthy 41.1% from 2005 to 2050, the number of inhabitants in Europe, Russia and Japan will actually shrink -9.9%, -18.9% and -25.4% respectively. Worse yet, the ratio between workers and those retired will fall sharply, making economic conditions even worse. China, with its single child policy, will grow a below average 10.0%. Those helped by strong population growth include India (42.7%), the second most populous country, and America. The U.S., with relatively liberal immigration policies and a low population density, has one of the highest growth projections (33.4%) of all the developed countries. Brazil will grow 22.4% and Mexico will expand 17.4%. The full UN report can be viewed at http://esa.un.org/unpp/.

Understanding China’s Success

For a country to maintain a healthy growth rate, its government and private sector must invest in the infrastructure that supports growth. This requires its citizens to reduce their spending and increase their saving so that expenditures can be financed. The U.S. public has long delayed saving by having their government borrow the funds from abroad, forcing their children and grandchildren to save even more when these loans come due. Politicians in democratic countries often encouraged this short-sighted approach, feeling they may not get elected by

China’s Share of the Global Economy is Rapidly Approaching that of the United States
The high rate of consumer savings that finances capital investments in China contrasts sharply with the U.S. This explains its superior growth since 1980. This growth differential has recently accelerated.
	1980	1990	2000	2008F	2014F
USA	22.4%	22.7%	23.5%	20.7%	18.3%
Change		0.3%	0.8%	-2.8%	-2.4%
China	2.0%	3.6%	7.2%	11.4%	15.5%
Change		1.6%	3.6%	4.2%	4.1%
US less China	20.4%	19.1%	16.3%	9.3%	2.8%
Share of Total World GDP based on IMF PPP, April 2009 Forecasted

This chart uses IMF economic data from 1980 to 2007 and its predictions from 2008 to 2014. (Please see http://www.imf.org/external/pubs/ft/weo/2009/01/index.htm).

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asking their constituents to sacrifice. It is important that national leaders in the West convince their citizens of the value of saving. The Chinese save on average 50% of their income, while in 2006, Americans got to the point where they were not saving at all. The consequence in terms of growth has been dramatic. China, coming from 12th place in the world in 1980, will no doubt replace the United States as the largest economy in the world by 2020.

Our Portfolio Strategy

We strongly believe investors will be well served owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to handle these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

Your Portfolio Manager, along with Many in Our Research Team, Are Fellow Fund Shareholders

As do many in our firm, I have 100% of my stock market exposure in the two Thomas White Funds. During this period of rapid change in the world’s markets, I urge you to stay abreast of the important events occurring in the forty-five countries covered by our analysts. Their observations are available at www.thomaswhite.com. You may subscribe on the site to get this content sent to you by email. We also invite you to visit our office in Chicago to meet the professionals in our organization.

Thomas S. White, Jr.

President

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35-years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #4 (worst).
5-YEAR RETURN PERIODS	WORLD	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)

1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)

1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)

2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)

2005-2009[1]	-6.1%	-5.7% (#2)	-7.2% (#4)	-6.3% (#3)	-0.4% (#1)
1970-2009[1]	8.6%	9.7%	8.7%	9.2%	9.0%

1988-2009[1]	5.5%	7.5%	8.2%	-1.6%	8.2%

*European Union

1March 31, 2009

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2009 regional return range of 8.7% to 9.7% are all close to the 8.6% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance encourages investors to stay the course. This promotes success in reaching one’s long-term investment goals.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 109% since the end of the Cold War in 1989. As of March 2009, America’s 6,444 exchange-traded stocks now only represent 13.93% of the 46,247 stocks on the world’s 52 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to March 31, 2009[2]	1960	1970	1980	1990	2000	2009
Developed Markets	99.9%	99.8%	99.2%	97%	96%	82%

Unites States	72%	66%	57%	43%	51%	37%

Canada	3%	2%	3%	2%	2%	3%

Europe	22%	22%	23%	25%	28%	26%

Asia Pacific	3%	8%	16%	27%	15%	16%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	18%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$22.7

1World Federation of Exchanges, Focus-Mar 2009

2Source: Thomas White International Ltd.

Globalization has spurred growth in every region of the world. Non-U.S. stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L’Oreal, Daimler AG, Samsung, Unilever, Heineken, Volvo Nestle, UBS, ING Volkswagen, Roche, Honda, Royal Dutch Shell and Canon.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White American Opportunities and International Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The two portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program should consider owning both of the Thomas White Funds.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance

The Thomas White American Opportunities Fund returned -10.39% for the six months ended April 30, 2009. Its benchmark, the Russell Midcap Index, fell -1.64% in the same period. The Fund’s returns for the trailing one-, three- and five-year periods were -37.95%, -12.44% and -2.16% compared to the benchmark’s -36.04%, -11.62% and +0.01%, respectively.

Lifting the Fog of Uncertainty

Recuperating from the fallout of the Lehman bankruptcy, the credit markets remained on edge as the U.S. Treasury and the Federal Reserve struggled to recapitalize banks and insurance companies with unprecedented policy measures. However, these steps, such as the Troubled Asset Relief Program (TARP), barely lifted the fog of uncertainty surrounding the capital markets. Meanwhile, the financial crisis had spilled to the broader economy and the U.S., along with most of the developed world, steadily slipped into what looked like a severe and prolonged recession.

Against this backdrop, prudence has dictated our investment approach. Although the equity markets offered what appeared to be exceptional buying opportunities, we have remained cautious in our portfolio allocation, a strategy that seeks to deliver superior down-market performance. The Fund was especially disciplined in its approach to financial stocks, which were already quite battered in the aftermath of the Lehman fall.

Nevertheless, propped up by several crutches, such as the government’s Public-Private Investment Program for Legacy Assets (PPIP), the $500 billion Financial Stability Plan, as well as the perceived success of the G20 Summit, equity markets witnessed a considerable upturn through most of March and all of April. Notably, sectors such as financials and energy, which had been beaten down the most, led the rally. This left the Fund trailing the benchmark at the end of the period, as the portfolio was underweight in the financial sector and conservatively positioned in higher quality companies.

Despite their late recovery, though, financial stocks dampened the Fund’s performance. The major underperformers in this segment were Hudson City Bancorp (-33.2%) and Bank of Hawaii Corp (-30.7%). Impacted by a demand and price slump, energy stocks also suffered, evidenced in the performance of Cimarex Energy Co, which returned -33.5%. The other laggards in the Fund’s portfolio were transportation company CSX Corp (-30.9%) and tobacco firm Reynolds American Inc. (-22.4%).

With two of the best performers and two of the biggest underperformers in the portfolio during the period, the healthcare segment was a mixed bag. Covance (-21.4%) and Bio Rad Labs (-18.4%) declined, while pharmacy benefits manager Express Scripts rose +44.2% and healthcare equipment maker Edwards Lifesciences gained +35.1%.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Watson Pharmaceuticals also increased, jumping +18.2%.

The top performer in the portfolio was miner Freeport-McMoran (+46.8%), which recovered significantly after seeing a massive drop in the previous half-year period. As a bright spot amid the gloom in the auto industry, retailer AutoZone returned +30.7%, after its second-quarter profits beat expectations.

Green Shoots of Recovery

With the added heat of the Federal Reserve’s rate cuts and government programs such as the TARP, PPIP and Term Asset-Backed Securities Loan Facility (TALF), the frozen credit markets appear to be thawing steadily. Further, the $789 billion American Recovery and Reinvestment Plan and major initiatives in the budget, including a $634 billion allocation for health reforms, have seemingly given the broader economy a jumpstart.

Despite these initiatives, we believe it is premature to assume that the economy is out of the woods. Although there are “green shoots of recovery,” even a modicum of recovery requires higher consumption and greater credit flow toward businesses. On both counts, the signals are mixed.

For instance, consumer spending, despite holding up nicely until February, declined in March and April, largely due to rising unemployment. The U.S. jobless rate increased to 8.9% in April, and although this rate has slowed, the Federal Reserve projects that the unemployment rate will reach double digits by next year. Paralleling the rise in unemployment, U.S. retail sales fell more

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +39.83% for the Fund and +49.27% for the Russell Midcap Index. The one-year return for the Fund was -37.95%. The Fund’s average annual total return since inception was +3.35%. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

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APRIL 30, 2009

than expected in April. The silver lining, though, is that consumer sentiment has witnessed an upturn. The Conference Board Consumer Confidence Index, which increased marginally in March after months of decline, recorded a marked uptick in April.

There are both positive and negative signs on the credit front as well. The three-month U.S. Dollar LIBOR, or London Inter-bank Offered Rate, has been falling, reflecting increased stability in the global banking industry. However, Treasury yields have been rising since mid-March, suggesting the possibility of higher interest rates in the future. Further, the Federal Reserve and the Treasury’s bank stress test results in May, released after the reporting period, showed that at least 10 of the 19 banks that underwent the tests need additional funds to strengthen their balance sheets adequately against possible losses in the future.

While these thorns remain on the road to recovery, we believe it’s reasonable to presume that the economy has stopped falling off the cliff. However, in our opinion, a rebound in the real sense is still some time away. We believe that the stocks that benefited the most in the recent rally are the ones that were originally pummeled the most. Now, they are merely bouncing back from rock-bottom levels. Accordingly, we are adopting a market-neutral approach and focusing on companies that are truly capable of sustained profits in the long-term.

We at the Thomas White Funds remain fully committed to meeting your domestic equity investment goals, and appreciate the confidence our shareholders have placed in us, even in this difficult period.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of April 30, 2009[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
American Opportunities Fund	(10.39)%	(3.65)%	(37.95)%	(12.44)%	(2.16)%	2.63%	3.35%
Russell Midcap Index	(1.64)%	5.01%	(36.04)%	(11.62)%	0.01%	3.00%	4.02%

Operating Expenses (annualized)[2]
Six months ended April 30, 2009	1.35%

Portfolio Turnover
Six months ended April 30, 2009	26.77%

Sector Allocation	% of TNA
Aerospace	3.3%
Banking	5.0%
Building	1.3%
Chemicals	2.5%
Consumer Retail	6.6%
Consumer Staples	10.0%
Energy	4.8%
Financial Diversified	13.1%
Forest & Paper	1.0%

Sector Allocation	% of TNA
Healthcare	13.2%
Industrial	3.0%
Insurance	2.5%
Metals	1.5%
Services	4.6%
Technology	9.9%
Transportation	3.5%
Utilities	11.4%
Cash & Other	2.8%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $16.4 billion)	8.4%
Mid Cap ($3.8-16.4 billion)	47.9%
Small Cap (under $3.8 billion)	40.9%
Cash & Other	2.8%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$8.97	$15.5 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. The American Opportunities Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.76%.

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Investment Portfolio (Unaudited)	April 30, 2009

Sector	Issue	Shares	Value

COMMON STOCKS (97.2%)

AEROSPACE (3.3%)
	Alliant Techsystems Inc *	1,075	$85,624
	Goodrich Corporation	3,850	170,478
	L-3 Communications Holdings Inc	3,250	247,488

			503,589

BANKING (5.0%)
	BancorpSouth Inc	6,150	142,988
	Bank of Hawaii Corporation	3,900	137,046
	Commerce Bancshares Inc	9,812	324,777
	Hudson City Bancorp Inc	13,650	171,444

			776,255

BUILDING (1.3%)
	Martin Marietta Materials Inc	2,400	201,672

			201,672

CHEMICALS (2.5%)
	Airgas Inc.	3,850	166,012
	Potash Corporation of Saskatchewan	2,600	224,874

			390,886

CONSUMER RETAIL (6.6%)
	AutoZone Inc *	1,600	266,224
	BJ’s Wholesale Club *	5,650	188,371
	Nike Inc	7,150	375,161
	The TJX Companies Inc	6,750	188,798

			1,018,553

CONSUMER STAPLES (10.0%)
	Church & Dwight Co	5,650	307,417
	The Clorox Company	5,650	316,683
	Lorillard Inc	3,500	220,955
	McCormick & Company Inc	4,550	133,998
	Reynolds American Inc	7,600	288,648
	W.W. Grainger Inc	3,300	276,804

			1,544,504

ENERGY (4.8%)
	Cameron International Corp *	9,700	248,126
	Cimarex Energy Co	6,100	164,090
	Noble Energy Inc	2,800	158,900
	Valero Energy Corporation	8,300	164,672

			735,788

FINANCIAL DIVERSIFIED (13.1%)
	BRE Properties Inc	5,000	122,850
	The Charles Schwab Corporation	9,250	170,940
	Federated Investors Inc	6,500	148,720
	HCP Inc	13,450	295,228

See Notes to Financial Statements

www.thomaswhite.com	13

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

	Health Care REIT Inc	7,250	$247,008
	Nationwide Health Properties Inc	10,650	262,949
	Northern Trust Corporation	6,100	331,596
	Public Storage	2,050	137,063
	Ventas Inc	10,900	312,176

			2,028,529

FOREST & PAPER (1.0%)
	Rayonier Inc.	4,000	154,480

			154,480

HEALTHCARE (13.2%)
	Bio-Rad Laboratories Inc *	3,800	264,822
	Covance Inc *	5,100	200,328
	Edwards Lifesciences Corporation *	5,375	340,668
	Express Scripts Inc *	4,750	303,858
	Humana Inc *	3,850	110,803
	Henry Schein Inc *	6,575	269,838
	St. Jude Medical Inc *	5,200	174,304
	Universal Health Services Inc *	2,600	131,040
	Watson Pharmaceuticals Inc *	8,100	250,614

			2,046,274

INDUSTRIAL (3.0%)
	AMETEK Inc	6,000	193,260
	Ball Corporation	3,300	124,476
	Dover Corporation	4,700	144,666

			462,402

INSURANCE (2.5%)
	Aon Corporation	3,175	133,985
	Brown & Brown Inc	7,800	151,788
	Torchmark Corporation	3,550	104,122

			389,895

METALS (1.5%)
	Freeport-McMoran Copper & Gold Inc *	2,211	94,299
	Nucor Corporation	3,550	144,450

			238,749

SERVICES (4.6%)
	Brink’s Home Security Holdings Inc *	3,400	90,372
	International Speedway Corporation	8,150	192,992
	Republic Services Inc	9,050	190,050
	YUM! Brands Inc	6,950	231,783

			705,197

TECHNOLOGY (9.9%)
	Accenture Limited	5,600	164,808
	Automatic Data Processing Inc	7,100	249,920
	CACI International Inc *	8,524	337,124
	Equifax Inc	6,300	183,708

See Notes to Financial Statements

14	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2009

Sector	Issue	Shares	Value

	FactSet Research Systems Inc	3,050	$163,450
	Fiserv Lending Solutions *	4,200	156,744
	Harris Corporation	5,350	163,603
	Perkinelmer Inc	8,100	118,017

			1,537,374

TRANSPORTATION (3.5%)
	CSX Corporation	11,150	329,929
	Kirby Corporation *	7,050	217,563

			547,492

UTILITIES (11.4%)
	Alliant Energy Corporation	9,500	212,420
	American Electric Power Company Inc	9,750	257,205
	NSTAR	9,150	287,402
	SCANA Corporation	5,300	160,166
	Sempra Energy	8,950	411,879
	Wisconsin Energy Corporation	10,750	429,570

			1,758,642

Total Common Stocks		(Cost $16,299,202)	15,040,277

SHORT TERM OBLIGATIONS (2.9%)
		Principal Amount

	American Family Insurance - Notes 0.10%, due 9/12/09	$452,438	$452,438

Total Short Term Obligations		(Cost $452,438)	452,438

Total Investments	100.1%	(Cost $16,751,640)	$15,492,715
Other Assets, Less Liabilities	(0.1)%		(9,524)
Total Net Assets	100.0%		$15,483,192

* Non-Income Producing Securities

See Notes to Financial Statements

www.thomaswhite.com	15

THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance

The Thomas White International Fund returned -5.03% for the six-month period ended April 30, 2009. During the same period, the Fund’s benchmark, the MSCI All Country ex-U.S. Index, returned +1.04%. For the trailing 12 months, the Fund returned -44.35% compared to the index, which declined
-42.64%. The Fund’s average annual three-, five- and 10-year returns were -11.46%, +4.51%, and +2.78%, respectively, against the index’s returns of -10.85%, +2.57%, and +1.32% for the same periods. Since inception on June 28, 1994, the Fund has returned +6.32% annually as compared to +3.48% for the benchmark.

Proactive Policy Responses to the Rescue

The severe erosion of market confidence following the near failure of large financial firms in the U.S. and elsewhere has led to dramatic declines in asset values across the globe. Economic output has fallen alarmingly in much of the developed world and the last element of support for the global economy evaporated when, to wide dismay, the world discovered that the large emerging economies were not as decoupled from the rest of the world as previously assumed. The demand slowdown in the developed world has caused sharp declines in export volumes in Asia and elsewhere, which in turn forced further corrections in commodity prices.

Fortunately, unlike in previous financial crises and economic downturns,

governments and central banks have been highly proactive in their responses to the current crisis. They readily embraced unprecedented policy measures to stabilize the financial markets and revive economic growth. More significantly, policy responses in the form of large interest rate cuts and huge government stimulus programs have been similar and coordinated, making the policies more effective on a global scale.

These extraordinary policy responses seem to have slowed down, if not arrested, the global economic freefall. The financial markets appear to have stabilized, reflected in the steady declines in widely followed credit market benchmarks and volatility indices, as well as the recovery in equity prices. Credit flows have started improving dramatically in places like China where the government has been aggressive in promoting credit expansion. The pace of decline in most economic indicators has slowed down appreciably, while a few have turned for the better.

Portfolio Review

Given the highly disruptive financial market developments of 2008 and the weak economic data that followed, the Fund’s portfolio was positioned to reduce short-term risks and to provide room for long-term stability and growth. As always, we have been disciplined and prudent in our stock selection, emphasizing firms that have strong balance sheets, earnings power, and

16	www.thomaswhite.com

APRIL 30, 2009

sustainable cash flows. To avoid excessive risks, we chose to avoid companies that appeared to be at highly depressed valuations at the cost of short-term upside potential.

As the worst fears about the global economy eased during the end of the reporting period, equity prices staged a strong and sustained recovery. Though output in many large economies will likely continue to decline for the next few quarters, market sentiment has undergone a dramatic shift from elevated pessimism to modest optimism. However, stocks have recouped only about a third of what they lost from last year’s market peak, with the worst performers from the down-market period leading the recovery.

During the reporting period, the Fund’s holdings in the industrial, capital goods and resources sectors benefited from the significant increase in public spending in infrastructure and other projects across the world. Industrial products manufacturer SGL Carbon (+47.0%), Japanese component manufacturer and exporter Minebea Co., Ltd. (+46.3%) and global mining firm BHP Billiton (+29.8%) were among the Fund’s holdings that increased the most in value. The recovery in energy prices in recent months helped the Fund’s holdings in the sector, including OAO Tatneft (+77.6%) and Petro-Canada (+38.3%). Indonesian specialty tobacco firm Gudang Garam Tbk. PT. (+63.1%) and diversified Mexican group Grupo Elektra S.A. de C.V. (+56.9%) were other Fund holdings which gained during the period.

Japan has been the worst hit of all developed economies, as the country had barely emerged from a prolonged period of economic underperformance when the current downturn started. The Fund’s Japanese holdings lost value during the period, including personal care and chemicals manufacturer Kao Corporation (-36.9%), healthcare firm Eisai Company (-34.5%) and West Japan Railway Company (-32.2%). Despite the recovery towards the end of the review period, the elevated risk perception and prospect of regulatory overreach impacted the performance of the Fund’s financial sector holdings, including European insurers Legal & Insurance Group, Plc (-24.9%), Aviva Plc (-21.2%) and global banking group HSBC Holdings Plc (-23.0%).

Long-Term Challenges Remain

While data released at the end of the reporting period suggests improving economic conditions, we believe it is premature to suggest that the global economy has turned the corner and growth will soon resume. Delaying the recovery, unemployment continues to rise in most major economies and will likely keep consumption subdued. Weak job markets may also trigger more defaults in mortgages and other consumer debt, posing more challenges for the financial sector. Unless global trade revives soon, we believe that most export-led economies will face further downside risks as higher fiscal deficits will make it difficult for their governments to come up with more stimulus measures.

In our opinion, the heightened public financing of major developed economies is one of the significant challenges the global economy will face in the coming years. Standard & Poor’s recent rating outlook downgrade of the U.K., due to rising public

www.thomaswhite.com	17

THOMAS WHITE INTERNATIONAL FUND

debt, highlights this concern. The repercussions of an actual rating downgrade for any of the developed economies, if it happens, will be severe and far-reaching. The second major risk in our view is the continuation of the existing economic growth models, either export-driven or consumption-driven, without the rebalancing that is needed for long-term sustainability. Finally, because of worsening deficits in the U.S., we believe the dollar has become even more vulnerable. While the orderly depreciation of the U.S. dollar will be to the advantage of investors in international stocks and other assets, the economic costs of any sharp decline in the value of the world’s reserve currency could be significant.

We believe these challenges, profound as they are, can be addressed through appropriate long-term policy measures by the world’s leading economies. We also continue to believe that equities can offer superior long-term returns. The sharp market recovery since early March once again underscores the importance of adhering to a long-term investment strategy. An attempt to time the market could cause one to miss sharp recoveries in challenging and volatile market environments.

We at the Thomas White Funds appreciate the confidence our shareholders have placed in us, even in this difficult period, and we remain fully committed to meet your international equity investment goals.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +148.35% for the Fund and +66.24% for the MSCI All Country World ex US Index. The one-year return for the Fund was -44.35%. The Fund’s average annual total return since inception was +6.32%. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

18	www.thomaswhite.com

APRIL 30, 2009

Average Annual Returns as of April 30, 2009[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	(5.03)%	(5.19)%	(44.35)%	(11.46)%	4.51%	2.78%	6.32%
MSCI All World ex US Index	1.04%	1.46%	(42.64)%	(10.85)%	2.57%	1.32%	3.48%

Operating Expenses (annualized)
Six months ended April 30, 2009	1.47%

Portfolio Turnover
Six months ended April 30, 2009	16.16%

Country Allocation	% of TNA
Australia	1.4%
Austria	1.5%
Belgium	0.8%
Brazil	2.2%
Canada	6.6%
Denmark	0.3%
Finland	0.4%
France	9.1%
Germany	7.0%
Hong Kong	5.7%
Indonesia	0.6%
Israel	2.2%
Italy	2.8%
Japan	15.0%
Korea	1.0%

Country Allocation	% of TNA
Malaysia	0.0%
Mexico	2.3%
Netherlands	3.0%
Norway	0.7%
Poland	0.3%
Russia	0.9%
South Africa	3.5%
Singapore	3.9%
Spain	2.2%
Sweden	1.5%
Switzerland	4.0%
United Kingdom	13.2%
United States	0.9%
Cash & other assets	7.0%

Sector Allocation	% of TNA
Banking	12.9%
Building	1.3%
Capital Goods	1.8%
Chemicals	5.0%
Communications	5.1%
Consumer Durables	1.3%
Consumer Retail	2.6%
Consumer Staples	12.3%
Energy	10.7%
Financial Diversified	2.5%
Health Care	10.8%
Industrial	3.6%
Insurance	4.7%
Metals	3.7%
Services	4.1%
Technology	3.0%
Transportation	3.4%
Utilities	4.2%
Cash & Other	7.0%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$11.15	$260.8 million	2.00% within 60 days	None

1MSCI All Country Indices represent both the developed and the emerging markets for a particular region. For example, the MSCI All Country Far East Index includes both developed markets such as Hong Kong and Singapore and emerging markets such as Indonesia and Thailand. The MSCI All Country World Index includes 48 markets. The MSCI All Country World ex US Index represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

www.thomaswhite.com	19

Thomas White International Fund

Country	Issue	Industry	Shares	Value

COMMON STOCKS (93.0%)

AUSTRALIA (1.4%)
	BHP Billiton +	Metals	79,000	$1,898,560
	Rio Tinto Plc +	Metals	7,300	1,189,535
	Westpac Banking Corp +	Banking	48,000	666,830

				3,754,925

AUSTRIA (1.5%)
	Oesterreichische Post AG +	Banking	37,100	1,084,081
	OMV AG +	Energy	41,600	1,294,080
	Vienna Insurance Group +	Insurance	38,100	1,491,973

				3,870,134

BELGIUM (0.8%)
	Solvay SA +	Chemicals	17,151	1,471,902
	UCB SA # +	Health Care	19,000	517,182

				1,989,084

BRAZIL (2.2%)
	Vale	Metals	103,164	1,435,548
	Itau Unibanco Banco Multiplo SA *	Banking	170,400	2,364,930
	Petroleo Brasileiro SA	Energy	150,400	2,028,309

				5,828,788

CANADA (6.6%)
	Bank Nova Scotia HAL	Banking	35,447	1,007,953
	Canadian Pacific Railway Limited	Transportation	44,000	1,574,091
	CGI Group Inc A SV *	Services	88,000	780,041
	Encana Corporation	Energy	25,600	1,173,000
	Fairfax Financial Holdings Limited	Insurance	2,700	713,923
	Nexen Inc	Energy	83,700	1,593,246
	Petro-Canada	Energy	60,300	1,902,598
	Potash Corporation Of Saskatchewan	Chemicals	16,550	1,425,276
	Rogers Communications (TSX Listed)	Services	37,500	921,750
	Rogers Communications (NYSE Listed) #	Services	27,800	682,901
	Shoppers Drug Mart Corporation	Health Care	111,700	4,038,167
	The Toronto-Dominion Bank #	Banking	36,900	1,456,118

				17,269,064

DENMARK (0.3%)
	H Lundbeck A/S +	Health Care	39,800	719,063

FINLAND (0.4%)
	Nokia Corporation # +	Technology	68,700	978,748

FRANCE (9.1%)
	Bic SA +	Consumer Staples	16,100	861,173
	BNP Paribas SA # +	Banking	73,700	3,878,809
	Bouygues SA +	Financial Div.	50,150	2,146,881
	Christian Dior SA # +	Consumer Staples	39,850	2,675,581
	France Telecom SA +	Communication	91,000	2,018,453

See Notes to Financial Statements

20	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2009

Country	Issue	Industry	Shares	Value

	Gdf Suez SA +	Utilities	69,940	$2,514,497
	Publicis Groupe SA # +	Services	44,500	1,364,201
	Compagnie De Saint-Gobain SA # +	Industrial	40,628	1,452,353
	Sanofi-Aventis +	Health Care	65,100	3,745,444
	Schneider Electric SA +	Industrial	19,900	1,499,939
	Veolia Environnement # +	Utilities	25,650	703,492
	Vivendi SA +	Services	35,000	943,205

				23,804,027

GERMANY (7.0%)
	Adidas AG +	Consumer Retail	43,500	1,635,248
	BASF SE # +	Chemicals	83,450	3,143,829
	Bayer AG +	Chemicals	67,950	3,368,655
	Fresenius AG PFD +	Health Care	34,800	1,788,737
	Fresenius Medical Care # +	Health Care	12,300	483,821
	Man AG # +	Industrial	15,800	964,639
	RWE AG +	Utilities	45,300	3,253,115
	SAP AG # +	Technology	57,900	2,190,647
	SGL Carbon SE * # +	Industrial	50,200	1,459,675

				18,288,366

HONG KONG (5.7%)
	Chaoda Modern Agriculture (Holdings) Limited +	Consumer Staples	1,485,120	846,073
	Cheung Kong (Holdings) Limited +	Financial Div.	209,000	2,158,657
	Cheung Kong Infrastructure Holdings Limited +	Building	867,000	3,355,984
	China Mobile Limited +	Communication	150,000	1,292,280
	CNOOC Limited +	Energy	605,000	673,789
	Industrial And Commercial Bank Of China Limited +	Banking	5,606,000	3,187,572
	Jardine Strategic Holdings Limited +	Services	113,500	1,333,239
	MTR Corporation Limited +	Transportation	674,000	1,706,366

				14,553,958

INDONESIA (0.6%)
	Pt Gudang Garam TBK PT +	Consumer Staples	2,342,000	1,637,058

ISRAEL (2.2%)
	Israel Discount Bank Limited * +	Banking	652,000	609,816
	Teva Pharmaceutical Industries Limited # +	Health Care	118,600	5,205,354

				5,815,170

ITALY (2.8%)
	Eni SPA +	Energy	229,600	4,973,825
	Intesa Sanpaolo SPA * +	Banking	772,300	2,445,333

				7,419,158

JAPAN (15.0%)
	Asahi Breweries Ltd +	Consumer Staples	415,800	5,233,259
	Astellas Pharma Inc +	Health Care	45,600	1,488,293
	Canon Marketing Japan Inc +	Services	65,000	791,057
	Central Japan Railway Company +	Transportation	185	1,094,707
	Daihatsu Motor Co # +	Consumer Durables	206,419	1,857,028
	Eisai Co Ltd +	Health Care	28,600	772,063
	Hokuriku Electric Power Company +	Utilities	79,900	1,803,711

See Notes to Financial Statements

www.thomaswhite.com	21

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Itochu Corporation +	Industrial	297,000	$1,577,011
	Kamigumi Co Ltd +	Transportation	160,000	1,022,512
	Kaneka Corporation +	Chemicals	152,000	875,991
	Kao Corporation +	Consumer Staples	80,000	1,505,664
	Makita Corporation +	Capital Goods	84,000	1,926,112
	Matsushita Elec Wrks +	Technology	58,000	844,248
	Meiji Holdings Co Ltd +	Consumer Staples	57,500	1,755,768
	Tokio Marine Holdings (formerly Millea Holdings) +	Insurance	118,700	3,138,547
	Minebea Co Ltd +	Technology	432,000	1,667,347
	Nissan Motor Co Ltd +	Consumer Durables	271,700	1,413,519
	Nippon Telegraph And Telephone Corporation +	Communication	44,500	1,668,741
	Ricoh Company Ltd # +	Technology	86,000	1,052,623
	Sankyo Co Gunma +	Services	31,000	1,568,538
	Sumitomo Metal Mining Co Ltd +	Metals	54,000	605,961
	Sumitomo Mitsui Financial Group # +	Banking	54,000	1,869,685
	Toyo Suisan Kaisha Ltd +	Consumer Staples	107,000	2,086,008
	West Japan Railway Company +	Transportation	515	1,576,406

				39,194,797

KOREA (1.0%)
	LG Electronics Inc +	Technology	13,000	1,070,385
	POSCO - ADR # +	Metals	13,150	1,012,156
	S-Oil Corporation +	Energy	11,000	512,714

				2,595,255

MALAYSIA (0.0%)
	Carlsberg Brewery Malaysia Berhad +	Consumer Staples	5,600	5,657

MEXICO (2.3%)
	Grupo Elektra SA de CV #	Consumer Retail	43,000	1,808,184
	Telefonos de Mexico SAB de CV #	Communication	113,600	1,817,600
	Wal-Mart de Mexico SAB de CV #	Consumer Retail	856,500	2,330,108

				5,955,893

NETHERLANDS (3.0%)
	Fugro NV +	Industrial	26,600	950,014
	Koninklijke DSM NV +	Chemicals	65,700	2,029,775
	Unilever NV +	Consumer Staples	243,200	4,807,359

				7,787,148

NORWAY (0.7%)
	DnB NOR ASA * +	Banking	159,400	994,640
	Yara International ASA # +	Chemicals	30,400	822,284

				1,816,924

POLAND (0.3%)
	Grupa Lotos SA * +	Energy	153,700	767,178

RUSSIA (0.9%)
	OAO Gazprom - GDR +	Energy	66,200	1,163,121
	Tatneft OAO +	Energy	20,350	1,259,280

				2,422,401

See Notes to Financial Statements

22	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2009

Country	Issue	Industry	Shares	Value

SOUTH AFRICA (3.5%)
	African Rainbow Minerals Limited +	Industrial	59,300	$797,099
	Anglo American Plc * +	Industrial	34,762	756,313
	AngloGold Ashanti Limited +	Metals	64,400	1,976,533
	Arcelor Mittal +	Metals	60,000	558,006
	British American Tobacco Plc +	Financial Div.	44,260	1,079,214
	MTN Group Limited +	Communication	171,300	2,213,933
	Reinet Investments SCA * +	Financial Div.	69,431	74,854
	Remgro Ltd +	Financial Div.	109,000	925,225
	Sasol Ltd +	Energy	22,200	667,012

				9,048,188

SINGAPORE (3.9%)
	ComfortDelGro Corporation Limited +	Transportation	973,000	927,950
	Jardine Cycle & Carriage Limited +	Consumer Retail	115,000	1,102,873
	Singapore Telecommunications Limited +	Communication	1,872,000	3,217,219
	SMRT Corporation Ltd +	Transportation	844,000	883,499
	United Overseas Bank Limited +	Banking	523,000	4,023,334

				10,154,876

SPAIN (2.2%)
	Banco Santander SA +	Banking	362,975	3,425,286
	Repsol YPF SA +	Energy	115,100	2,189,639

				5,614,926

SWEDEN (1.5%)
	Atlas Copco AB # +	Capital Goods	169,800	1,578,291
	Sandvik AB # +	Capital Goods	180,500	1,184,134
	Securitas AB # +	Services	140,300	1,163,817

				3,926,242

SWITZERLAND (4.0%)
	Julius Baer Holding +	Banking	22,500	737,820
	Novartis AG +	Health Care	157,500	5,947,247
	Zurich Financial Services AG +	Insurance	20,450	3,776,152

				10,461,219

UNITED KINGDOM (13.2%)
	AstraZeneca Plc +	Health Care	97,000	3,400,122
	Aviva Plc +	Insurance	209,000	953,416
	BHP Billiton Plc +	Metals	39,600	831,580
	BP Plc +	Energy	159,200	1,128,410
	British American Tobacco Plc +	Consumer Staples	132,200	3,206,656
	BT Group Plc +	Communication	849,900	1,180,426
	Centrica Plc +	Utilities	186,200	624,031
	G4S Plc +	Services	450,300	1,248,277
	HSBC Holdings Plc +	Banking	478,125	3,395,022
	Imperial Tobacco Group Plc +	Consumer Staples	225,200	5,146,788
	Legal & General Group Plc # +	Insurance	1,100,000	939,070
	National Grid Plc +	Utilities	249,200	2,079,150
	Prudential Plc # +	Insurance	235,000	1,354,869

See Notes to Financial Statements

www.thomaswhite.com	23

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Royal Dutch Shell Plc +	Energy	288,900	$6,623,350
	Standard Chartered Plc +	Banking	155,600	2,391,883

				34,503,051

UNITED STATES (0.9%)
	Philip Morris International Inc	Consumer Staples	63,000	2,280,600

Total Common Stocks		(Cost $310,108,188)		242,461,896

SHORT TERM OBLIGATIONS (16.7%)
			Principal Amount

	Northern Trust Cash 0.00%, due 5/1/09		$16,776,260	$16,776,260

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		26,750,994	26,750,994

Total Short-Term Obligations		(Cost $43,527,253)		43,527,253

Total Investments	109.7%	(Cost $353,635,441)		$285,989,149
Other Assets, Less Liabilities	(9.7)%			(25,176,380)
Total Net Assets	100.0%			$260,812,769

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2009 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See Notes to Financial Statements

24	www.thomaswhite.com

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2009 (Unaudited)

American Opportunities Fund		International Fund
ASSETS
Investments in securities at market value[1]	$15,492,715	$285,989,150
Receivables:
Dividends and interest	12,772	1,596,256
Reclaims	-------	-------
Securities sold	-------	-------
Fund shares sold	-------	196,540
Due from manager	4,537	-------
Prepaid expenses	4,672	70,328
Total assets	15,514,696	287,825,274

LIABILITIES
Management Fees	18,816	202,238
Accrued expenses	12,564	34,278
Payable For Securities Purchased	124	-------
Payable for Fund Share Redeemed	-------	24,995
Collateral on loaned securities[2]	-------	26,750,994
Total liabilities	31,504	27,012,505

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	19,622,924	346,589,120
Undistributed net investment income accumulated net investment gain	114,638	2,091,819
Accumulated net realized (loss)	(2,995,446)	(19,433,211)
Net unrealized (depreciation) on investments and foreign currency translations	(1,258,924)	(68,434,959)
Net assets	$15,438,192	$260,812,769
Shares outstanding	1,726,884	23,381,437
Net asset value and offering price per share	$8.97	$11.15
1 Cost Basis: American Opportunities Fund: $16,751,640 International Fund: $353,635,441
2 Value of securities out on loan at 4/30/2009: International Fund: $25,592,117
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2009 (Unaudited)

American Opportunities Fund		International Fund
INVESTMENT INCOME
Income:
Dividends	$201,807	$3,664,307	[1]
Interest	2,591	76,094
Total investment income	204,398	3,740,401
Expenses:
Investment management fees (note 4)	72,498	1,115,315
Audit fees and expenses	2,157	23,344
Custodian fees	3,194	81,545
Trustees’ fees and expenses	3,343	37,627
Registration fees	13,269	25,639
Transfer agent fees	6,224	22,355
Printing expenses	3,045	32,048
Accounting fee	6,424	45,547
Administration fee	6,424	95,305
Compliance fee	725	11,153
Legal fees and expenses	3,733	87,836
Other expenses	6,927	70,867
Total expenses	127,963	1,648,581
Reimbursement from Investment Manager	(30,086)	-------
Net expenses	97,877	1,648,581
Net investment income	106,521	2,091,820

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) on investments & foreign currency transactions	(2,623,796)	(8,337,995)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	841,818	(1,622,694)
Net (loss) on investments	(1,781,978)	(9,960,689)
Net (decrease) in net assets from operations	$(1,675,457)	$(7,868,869)
1 Net of foreign taxes withheld of $327,662.
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

American Opportunities Fund				International Fund
	Six Months Ended April 30, 2009		Year Ended October 31, 2008	Six Months Ended April 30, 2009		Year Ended October 31, 2008
Change in net assets from operations:
Net investment income gain		$106,521	$85,133		$2,091,820		$3,808,837
Net realized (loss)		(2,623,796)	(404,851)		(8,337,995)		(10,472,052)
Net unrealized appreciation (depreciation) on investments		841,818	(8,298,410)		(1,622,694)		(142,630,386)
Net (decrease) in net assets from operations		(1,675,457)	(8,618,128)		(7,868,869)		(149,293,601)
Distributions to shareholders:
From net investment income		-------	(47,918)		-------		(3,589,155)
Return of capital		-------	(39,764)		-------		(251,877)
Realized gain/(loss)		-------	-------		-------		-------
Total distributions		-------	(87,682)		-------		(3,841,032)
Fund share transactions (Note 3)		1,324,009	(819,320)		80,683,336		78,499,370
Total increase (decrease)		(351,448)	(9,525,130)		72,814,467		(74,635,263)
Net assets:
Beginning of period		15,834,640	25,359,770		187,998,302		262,633,565
End of period		$15,483,192	$15,834,640		$260,812,769		$187,998,302
Undistributed net investment income accumulated net investment gain	$	-------	$8,115	$	-------	$	-------
See Notes to Financial Statements.

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust is registered under the Investment Company Act of 1940. The Trust currently has two series of shares, the Thomas White American Opportunities Fund (the “American Opportunities Fund”) that commenced operations on March 4, 1999, and the Thomas White International Fund (the “International Fund”) that commenced operations on June 28, 1994, collectively referred to as the “Fund”. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. As of April 30, 2009, the Funds hold no open foreign exchange contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities including investments in securities held at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended April 30, 2009. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(D) NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

- Level 1 - Quoted prices in active markets for identical securities.

- Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

- Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

	American Opportunities Fund	International Fund
Level 1	$15,492,715	$79,903,713
Level 2	-------	206,085,437
Level 3	-------	-------
Total	$15,492,715	$285,989,150

(E) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(H) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2009 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$25,592,117	$26,750,994

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$52,682

(F) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $52,788 and the American Opportunities Fund charged $32 in redemption fees for the period ended April 30, 2009, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

As of April 30, 2009 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.2% and 14.9%, respectively, of each Fund’s outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (ALL AMOUNTS IN THOUSANDS)

As of April 30, 2009, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Period Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	161,866	$1,456,722	25,579	$355,902
Shares issued on reinvestment of dividends & distributions			9,174	87,248
Shares redeemed	(16,028)	(132,713)	(96,091)	(1,262,472)
Net increase (decrease)	145,838	$1,324,009	(61,338)	$(819,320)

International Fund
	Period Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	10,982,756	$118,940,879	7,896,280	$140,049,102
Shares issued on reinvestment of dividends & distributions			337,715	3,775,799
Shares redeemed	(3,611,408)	(38,257,543)	(3,893,430)	(65,325,530)
Net increase (decrease)	7,371,348	$80,683,336	4,340,565	$78,499,371

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2009, the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund’s average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust and U.S. Bancorp are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bancorp bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the period ended April 30, 2009 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$5,672,816	$3,850,850
International Fund	109,597,722	33,898,662

As of April 30, 2009 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
American Opportunities Fund	$16,735,876	$1,201,110	$(2,460,034)	$1,258,924
International Fund	320,950,894	14,006,048	(81,652,340)	67,646,292

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Notes to Financial Statements Period Ended April 30, 2009 (Unaudited)

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

As of October 31, 2008	Undistributed Ordinary Income	Undistributed Long-term Losses	Unrealized (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$-------	$-------	$(2,100,742)	$(400,750)	$(2,501,492)
International Fund	-------	-------	(66,812,265)	(10,472,052)	(77,284,317)

The tax character of distributions paid during the year ended October 31, 2008 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$47,918	$39,765	$-------	$87,683
International Fund	3,589,155	251,877	-------	3,841,032

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Tax Information

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2008 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
American Opportunities Fund	$0	$0
International Fund	7,144,081	739,304

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Period Ended April 30, 2009 (Unaudited)

FINANCIAL HIGHLIGHTS

American Opportunities Fund
	Period Ended April 30, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$10.01		$15.44		$14.97		$14.75		$14.52		$13.65

Income from investment operations:
Net investment income (loss)	0.06		0.05		0.11		0.07		(0.01)		0.03
Net realized and unrealized gains (losses)	(1.10)		(5.43)		1.71		2.12		1.76		1.97
	(1.04)		(5.38)		1.82		2.19		1.75		2.00

Distributions:
From net investment income	-------		(0.05)		(0.11)		(0.07)		-------		(0.02)
From net realized gains	-------		-------		(1.24)		(1.90)		(1.52)		(1.11)
	-------		(0.05)		(1.35)		(1.97)		(1.52)		(1.13)

Change in net asset value for the year	(1.04)		(5.43)		0.47		0.22		0.23		0.87
Net asset value, end of year	$8.97		$10.01		$15.44		$14.97		$14.75		$14.52
Total Return	(10.39)%		(34.79)%		12.37%		14.77%		12.17%		14.60%

Ratios/supplemental data
Net assets, end of period (000)	$23,478		$15,835		$25,360		$23,808		$19,676		$16,888

Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	1.47%	+	0.38%	+	0.69%	+	0.44%	+	(0.05)%	+	0.19%	+
Portfolio turnover rate	26.77%		39.59%		59.20%		44.68%		41.92%		37.30%

(1)	Less than $0.01 per share.

+	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.76% and the ratio of net investment income to average net assets would have been 1.05% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the year ended October 31, 2008.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

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Period Ended April 30, 2009 (Unaudited)

International Fund
	Period Ended April 30, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$22.51	$18.11	$14.52	$12.31	$10.54

Income from investment operations:
Net investment income (loss)	0.05	0.27	0.28	0.21	0.18	0.12
Net realized and unrealized gains (losses)	(0.64)	(10.79)	6.10	4.63	3.28	1.80
	(0.59)	(10.52)	6.39	4.84	3.46	1.92

Distributions:
From net investment income	-------	(0.25)	(0.33)	(0.18)	(0.22)	(0.15)
From net realized gains	-------	-------	(1.65)	(1.07)	(1.03)	-------
	-------	(0.25)	(1.99)	(1.25)	(1.25)	(0.15)

Change in net asset value for the year	(0.59)	(10.77)	4.40	3.59	2.21	1.77
Net asset value, end of year	$11.15	$11.74	$22.51	$18.11	$14.52	$12.31
Total Return	(5.03)%	(46.69)%	35.36%	33.39%	28.27%	18.23%

Ratios/supplemental data
Net assets, end of year (000)	$260,813	$187,998	$262,634	$146,739	$76,727	$47,106

Ratio to average net assets:
Expenses (net of reimbursement)	1.47%	1.47%	1.42%	1.44%	1.50%	1.50%
Net investment income/loss (net of reimbursement)	1.87%	1.49%	1.46%	1.07%	1.13%	1.04%
Portfolio turnover rate	16.16%	54.10%	46.22%	38.69%	35.72%	45.81%

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2008 through April 30, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value Nov. 1, 2008	Ending Account Value Apr. 30, 2009	Expenses Paid During Period (Nov. 1, 2008 – Apr. 30, 2009)*
American Opportunities Fund
Actual	$1,000.00	$889.35	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.79
International Fund
Actual	$1,000.00	$942.35	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.39

* Expenses are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.47% for the International Fund multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

www.thomaswhite.com	39

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees (“Board” or “Trustees”) on February 27, 2009, the Board reviewed and considered the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”) and Thomas White International Fund (the “International Fund” and together with the American Opportunities Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information derived by Trust management from information prepared by Morningstar Principia (“Morningstar”), independent providers of mutual fund performance, fee and expense information. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from Morningstar data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. The Trustees noted that due to market events during the fourth quarter of 2008, a majority of mutual funds suffered negative returns. With respect to the International Fund, the Trustees took note of the fact that the Fund had slightly higher performance compared to its peer group (based on the category average) for the trailing one year period and outperformed its peer group (based on the category average) for the

40	www.thomaswhite.com

Approval of Investment Advisory Agreements

trailing three, five and ten year periods. The Trustees noted that the American Opportunities Fund had above average performance as compared to its peer group (based on the category average) over the trailing one, three and five year periods. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided or procured by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from Morningstar data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund’s total average operating expenses to 1.50% of average daily net assets and the American Opportunity Fund’s total average operating expenses to 1.35% of average daily net assets for an additional year. The Board took into consideration information regarding the fees that TWI charges another client for similar sub-investment advisory services, the Wilshire Variable Insurance Trust—International Equity Fund, and the fees charged to private accounts managed by TWI, and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also focused on TWI’s current level of profitability with respect to the Funds, and noted that TWI’s historical profitability was acceptable and TWI is committed to using its own resources to help grow the Funds. In connection with this, the Board took into consideration the fact that TWI undertakes to pay for all of the costs related to the Funds’ participation on various mutual fund supermarket platforms, and TWI’s plans to continue doing so in the future. The Board members also took into consideration the fact that the Funds are offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI bears the distribution related costs that it undertakes with respect to the Funds entirely out of its own resources. The Trustees further noted TWI’s commitment to increasing the exposure of the new Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI.

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Approval of Investment Advisory Agreements

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees also noted that, due to its growth in assets over the past fiscal year, the International Fund’s total average operating expenses were less than the cap provided for in that Fund’s Expense Limitation Agreement. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of administration and fund accounting services, in addition to investment advisory services, at a cost to the Funds than that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David M. Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

COVER PICTURE

The Statue of Liberty in New York Harbor

The sun is setting behind the world’s most recognizable symbol of democracy. Dedicated in 1886, the statue was a gift from the people of France in recognition of a friendship established during the American Revolution. Edouard de Laboulaye led the drive to create the statue as he hoped that the United States, a country that proved democracy was a viable type of government, could also encourage democracy in France. Artist Frederic Bartholdi designed the sculpture and Alexandre Eiffel, who designed the Eiffel Tower a few years later (1889), built its skeletal structure. The classical appearance of the statue was reminiscent of Libertas, the Roman goddess of freedom from oppression and tyranny. The following lines from Emma Lazarus’s 1883 sonnet reinforced what the statue meant to the millions of new immigrants arriving on America’s shores: “Give me your tired, your poor, your huddled masses yearning to breathe free, the wretched refuse of your teeming shore. Send these, the homeless, tempest-tossed to me. I lift my lamp beside the golden door!”

In 1989, on the Statue’s100th anniversary, students demonstrating for democracy in China’s Tiananmen Square built a near replica called the Goddess of Democracy. June 4, 2009 marked the 20th anniversary of the bloody massacre that cleared the square of students. On that day, Beijing authorities kept Tiananmen Square open, but security agents blanketed the area preventing any acts of protest. In addition to forcing several leading Chinese dissidents to leave the city, authorities blocked CNN and other foreign stations’ broadcasts, as well as social networking Internet sites such as Twitter. So like the U.S., despite China’s tremendous gains, there are still major areas that need improvement.

Can China sustain its success without allowing its citizens the democracy symbolized by the Statue of Liberty? The Statue also symbolizes the sacrifices made by America’s immigrant forefathers to ensure that their children and great-grandchildren would have a better future. Are today’s Americans willing to make the same sacrifices to assure their children’s well being? The future will be shaped by answers to these questions.

To learn more about China and stay current on the important events affecting its markets, please go to our website www.thomaswhite.com. There you can subscribe to our reports on the 44 additional countries covered by the Thomas White analysts.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: July 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: July 2, 2009

By:	/s/ David M. Sullivan II
David M. Sullivan II Treasurer (Principal Financial Officer)

Date: July 2, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.